EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CurrencyShares® British Pound Sterling Trust (the “Trust”) on Form 10-K for the fiscal year ended October 31, 2010, as amended, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nick Bonos, Chief Executive Officer of Rydex Specialized Products LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: March 10, 2011

/s/ Nick Bonos
Nick Bonos*
Chief Executive Officer
(principal executive officer)

*	The Registrant is a trust and Nick Bonos is signing in his capacity as the principal executive officer of Rydex Specialized Products LLC, the Sponsor of the Registrant.